Exhibit 10.1

SUBSCRIPTION AGREEMENT

Sangamo BioSciences, Inc.
501 Canal Boulevard, Suite A100
Richmond, CA 94804

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.                                      This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Sangamo BioSciences, Inc., a Delaware corporation (the “Company”), and the Investor.

2.                                      The Company has authorized the sale and issuance to the Investor of up to 235,849 shares (the “Shares”) of its Common Stock, par value $0.01 per share (the “Common Stock”), for a purchase price of $4.24 per share (the “Purchase Price”).

3.                                      Subject to the delivery of a final prospectus, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the number of Shares of Common Stock set forth below for the aggregate purchase price set forth below.  The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

4.                                      The Investor represents that he has received the prospectus, dated May 13, 2004, which is a part of the Company’s registration statement relating to the Shares, prior to or in connection with the receipt of this Agreement and confirms that it had full access to all filings made by the Company with the Securities and Exchange Commission, including the registration statement relating to the Shares, and that it was able to read, review, download and print each such filing.

SANGAMO BIOSCIENCES, INC.

INVESTOR SIGNATURE PAGE

Number of Shares:	235,849

Purchase Price Per Share:	$4.24

Aggregate Purchase Price:	$ $	999,999.76

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: November 10, 2005

/s/ Michael C. Wood
Michael C. Wood

Address:

Agreed and Accepted
this 10th day of November 2005:

SANGAMO BIOSCIENCES, INC.

By:	/s/ Edward O. Lanphier
Edward O. Lanphier
Chief Executive Officer

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1.                                      Agreement to Sell and Purchase the Shares.

1.1                               At the Closing (as defined in Section 2.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the signature page of the Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth thereon.

1.2                               This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.                                      Closings and Delivery of the Shares and Funds.

2.1                               Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company, and of which the Investor will be notified in advance.  At the Closing, (a) the Company shall, or the Company’s transfer agent shall, deliver to the Investor, the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

2.2                               (a)                                  Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Shares to the Investor shall be subject to:  (i) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor prior to the Closing Date.

(b)                                 Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Shares will be subject to the condition that the transactions contemplated by the Placement Agency Agreement, dated November __, 2005, among the Company and Piper Jaffray & Co., JMP Securities LLC and Leerink Swann & Company (the “Placement Agreement”) shall have closed.

2.3                               Delivery of Funds.  The Investor may elect to settle the Shares purchased by him in one of two ways.  First, the Investor may deliver a check for the aggregate purchase price amount, payable to Sangamo Biosciences, Inc., to the following address:

Sangamo BioSciences, Inc.

501 Canal Boulevard, Suite A100

Richmond, CA 94804

Attn:  Edward O. Lanphier, Chief Executive Officer

Second, the Investor may wire the aggregate purchase price amount to the following account:

[WIRE INFORMATION]

2.4                               Delivery of Shares.  The Company shall deliver, by Federal Express, a stock certificate for the number of shares purchased by the Investor to the address on the Signature Page hereto, or to such other address as may have been furnished to the Company in writing by the Investor.

3.                                      Representations, Warranties and Covenants of the Investor.

3.1                               The Investor represents and warrants to, and covenants with, the Company that (a) he has received the Company’s prospectus for the Offering, (b) he is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares, (c) he has, in connection with its decision to purchase the number of Shares set forth on the Signature Page, relied solely upon the registration statement, the prospectus, and any amendments or supplements thereto as filed by the Company with the Commission, and the representations and warranties of the Company referenced in Section 4 herein, and (d) does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares.

3.2                               The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where action for that purpose is required.

3.3                               The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.4                               The Investor understands that nothing in this Agreement, the prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as he, in his sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

4.                                      Representations, Warranties and Covenants of the Company.

(a)                                  Registration Statement.  The Company has filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (No. 333-113062), which was declared by the Commission to be effective under the Securities Act as of May 13, 2004 (the “Effective Date”) including a Base Prospectus, dated as of the Effective Date, relating to the Shares (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement.  The Company will next file with the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus supplement to the Base Prospectus (a “Prospectus Supplement”) describing the Shares and the offering thereof.

The term “Registration Statement” as used in this Agreement means the registration statement, as amended at the time it became effective, including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act.  No stop order preventing or suspending the effectiveness of the Registration Statement has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

The Company, if required by the Rules and Regulations, proposes to file the Prospectus (as hereinafter defined) with the Commission pursuant to Rule 424(b) of the Rules and Regulations (“Rule 424(b)”).  The term “Prospectus” as used in this Agreement means the Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, except that if any revised prospectus or prospectus supplement shall be provided to the Investor by the Company for use in connection with the offering and sale of the Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall be deemed to include such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Investor for such use.  Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the last to occur of the effective date of the Registration Statement, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and on or before the Closing Date, which is incorporated therein by reference and (ii) any such document so filed. As used in this Agreement, the phrase “disclosed in” as it relates to information disclosed in any document includes any information included or incorporated by reference in such document.

(b)                                 Registration Statement and Prospectus.  On the Effective Date, the Registration Statement (and any post-effective amendment thereto), as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement, complied in all material respects with the Act and the Rules and Regulations, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  Upon the filing or first delivery to the Investor of the Prospectus, as of the date hereof, and at the Closing Date, the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) complied and will comply, in all material respects, with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and did not at the Effective Date, does not as of the date hereof and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus) not misleading.  Notwithstanding the foregoing, none of the representations and warranties in this Section 4 shall apply to statements or omissions made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Investor to the Company expressly for inclusion in the Registration Statement or the Prospectus or any amendment or supplement thereto.  The incorporated documents, at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company has not distributed and will not distribute, prior to the completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares, other than the Registration Statement and the Prospectus.

(c)                                  Subsidiaries. The Company has no significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) other than as listed in Schedule I attached hereto (collectively, the “Subsidiaries”).  All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities, and, except as listed on Schedule I attached hereto or otherwise described in the Registration Statement and Prospectus, the Company owns directly or indirectly, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.

(d)                                 Financial Statements.  The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and fairly present in all material respects (i) the consolidated financial condition of the Company and its Subsidiaries, taken as a whole, as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company and the Subsidiaries, taken as a whole, for the periods therein specified; and such financial statements and related schedules and notes thereto, comply as to form with the applicable accounting requirements under the Securities Act and have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments).  No other financial statements or schedules are required by the Securities Act and the Rules and Regulations to be included in the Registration Statement or Prospectus.

(e)                                  Independent Accountants.  Ernst & Young LLP (the “Auditors”), whose report with respect to the audited consolidated financial statements and schedules of the Company and its Subsidiaries included in the Prospectus, or the Registration Statement, or incorporated by reference therein is an independent registered public accounting firm within the meaning of the Securities Act and the Rules and Regulations.

(f)                                    Organization.  Each of the Company and its Subsidiaries, respectively, is and at the Closing Date will be, duly incorporated or otherwise organized and validly existing as a corporation or other business entity, as applicable, and in good standing under the laws of its respective jurisdiction of incorporation or organization (as applicable). Each of the Company and its Subsidiaries, respectively, is and at the Closing Date will be, duly qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have, and at the Closing Date will have, all corporate or other power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect upon the general affairs, business, prospects, properties, management, consolidated financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”).

(g)                                 No Material Adverse Change.  Except as set forth in the Registration Statement (exclusive of any amendment thereof but inclusive of any report incorporated by reference therein on or prior to the date of this Agreement) or the Prospectus (exclusive of any supplement thereto but inclusive of any report incorporated by reference therein on or prior to the date of this Agreement), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing, (i) there has not been any change in the capital stock of the Company (except for changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) or long-term debt of the Company or any of its Subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock; (ii) any material adverse change, or, to the knowledge of the Company, any development that would result in a material adverse change in or affecting the general affairs, business, prospects, properties, management, consolidated financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”); (iii) neither the Company nor any of its Subsidiaries have entered or will enter into any transaction or agreement, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole or incurred or will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole; and (iv) neither the Company nor any of its Subsidiaries has sustained or will sustain any material loss or interference with its business from any force majeure, including fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus.

(h)                                 Legal Proceedings. Except as set forth in the Registration Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject before or by any court or governmental or regulatory agency, authority or body, or any others, which, individually or in the aggregate, if determined adversely to the company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement and, there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Act to be disclosed in the Prospectus that are not so disclosed.

(i)                                     Due Authorization and Enforceability.  The Company has full legal power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(j)                                     The Shares.  The Shares have been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been duly and validly issued and will be fully paid and nonassessable; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement and Prospectus.  Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound that have not been waived or complied with.

(k)                                  No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions herein contemplated, including the issuance and sale by the Company of the Shares, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or (iii) result in any violation of any law, rule or regulation applicable to the Company, statute or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)                                     No Consents Required.  No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body, or approval of the stockholders of the Company, is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Shares by the Company, except such as have been obtained or made under the Securities Act or the Exchange Act, approval of the Shares for quotation on the Nasdaq National Market and such as may be required under applicable state securities laws or by the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the offer and sale of the Shares by the Company in the manner contemplated herein and in the Prospectus.

(m)                               Capitalization.  All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing.  As of the date hereof and as of the Closing Date, the Company has or will have, as the case may be, an authorized, issued and outstanding capitalization as is set forth in the Registration Statement and the Prospectus (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement and the Prospectus and grant of options under existing stock option plans described in the Registration Statement and the Prospectus), and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus.  Except as described in the Registration Statement and the Prospectus, as of the date referred to therein, the Company did not have outstanding any options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary.

(n)                                 Title to Real and Personal Property.  The Company and each of its Subsidiaries has good and valid title to all property (whether real or personal) described in the Registration Statement and Prospectus as being owned by each of them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement and the Prospectus and those that do not materially and adversely affect the value of such property and do not materially interfere with the use made of such property by the Company.  All of the property described in the Registration Statement and the Prospectus as being held under lease by the Company or a subsidiary is held thereby under valid, subsisting and enforceable leases, without any liens, restrictions, encumbrances or claims, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its Subsidiaries or (B) would not, individually or in the aggregate, have a Material Adverse Effect.

(o)                                 Title to Intellectual Property.  Except as set forth in the Prospectus, the Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted or as proposed in the Prospectus to be conducted except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect.  Except as set forth in the Prospectus, (a) there are no rights of third parties to any such Intellectual Property owned by the Company and its Subsidiaries; (b) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (c) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property; (d) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (f) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) have been commenced against any patent or patent application described in the Prospectus as being owned by or licensed to the Company; and (g) the Company and its Subsidiaries have taken all reasonable steps necessary to perfect its ownership of the Intellectual Property, in each of clauses (a)-(g) except for such infringement, conflict or action which would not, singularly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(p)                                 No Violation or Default.  Neither the Company nor any of its Subsidiaries is (i) in violation of any provision of its charter or bylaws or similar organizational documents, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its Subsidiaries or any of its properties, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(q)                                 Permits.  The Company and each of its Subsidiaries has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal, state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary for the ownership or lease of their respective properties or to conduct its businesses as described in the Registration Statement and the Prospectus (collectively, “Permits”), except for such Permits the failure of which to possess, obtain or make the same would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any written notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(r)                                    Taxes.  The Company and its Subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its Subsidiaries is contesting in good faith and for which adequate reserves have been provided.

(s)                                  Listing.  The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act and the Company, in the two years preceding the date hereof, has not received any notification (written or oral) from the Nasdaq National Market, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility.  The Company shall comply with all requirements of the Nasdaq National Market with respect to the issuance of the Shares and shall use its best efforts to have the Shares listed on the Nasdaq National Market on or before the Closing Date.

(t)                                    Accounting Controls.  The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(u)                                 Disclosure Controls.  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15e and 15d-15e under the Exchange Act), which are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared,  and that such disclosure controls and procedures are appropriate to allow timely decisions regarding required disclosure to be included in the Company’s periodic filings under the Exchange Act. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the quarter ended September 30, 2005 (such date, the “Evaluation Date”). The Company presented in its Form 10-Q for the quarter ended September 30, 2005 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal control over financial reporting (as such term is defined in Exchange Act Rules 13a-15 and 15d-15) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(v)                                 No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Prospectus and which is not so described.

(w)                               No Registration Rights.  Except as described in the Prospectus, no person or entity has the right, contractual or otherwise, to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement with the Commission or by reason of the issuance and sale of the Shares, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the Effective Date.

(x)                                   Sarbanes-Oxley Act.  The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission, and the statements contained in any such certification are complete and correct. The Company, and to its knowledge after due inquiry, all of the Company’s directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act (and intends to comply with all applicable provisions that are not yet effective upon effectiveness).

(y)                                 Compliance with Environmental Laws.  The Company and its Subsidiaries: (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses and other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statement and the Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, or other approvals or any such liability as would not, individually or in the aggregate, have a Material Adverse Effect.

(z)                                   Compliance with ERISA.  Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no

“accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(aa)                            No Labor Disputes.  No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company or any of its Subsidiaries plans to terminate employment with the Company or any such subsidiary.

(bb)                          Insurance.  The Company and each of its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company and each of its Subsidiaries and their businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; and the Company and each of its Subsidiaries has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost.

(cc)                            No Stabilization.  Neither the Company nor any of its Subsidiaries nor any of their officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company.

(dd)                          Investment Company Act.  Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended.

(ee)                            No Broker’s Fees.  Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or its Subsidiaries for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(ff)                                Contracts.  Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the exhibits to the Registration Statement or incorporated therein by reference is in full force and effect, unless validly terminated in accordance with the provisions thereof, and is valid and enforceable against the Company or its subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any of its Subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party, is in default in the observance or performance of any material term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect.  There are no contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement that are not so filed.

(gg)                          Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(hh)                          Foreign Corrupt Practices.  Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or its Subsidiaries, has, directly or indirectly, during the last five years, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; (iv) made any other unlawful bribe, rebate, payoff, influence, kickback or payment to any foreign or domestic government official or employee.

(ii)                                  Clinical Studies.  The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company and its Subsidiaries were and, if still pending, are being conducted in accordance in all material respects with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA).  The descriptions in the Registration Statement and Prospectus of the results of such studies and tests are accurate and complete in all material respects and fairly present the published data derived from such studies and tests.  Neither the Company nor any of its Subsidiaries have received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination or suspension of such studies or tests.

(jj)                                  Compliance Program.  The Company has established and administers a compliance program applicable to the Company, to assist the Company and the directors, officers and employees of the Company in complying with applicable regulatory guidelines (including, without limitation, those administered by the FDA and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA).

(kk)                            Regulatory Filings.  Neither the Company nor any of its Subsidiaries has failed to file with the applicable regulatory authorities (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) any filing, declaration, listing, registration, report or submission; all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions.

5.                                      Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

6.                                      Termination.  The Investor shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Investor to the Company, if, prior to delivery and payment for the Shares the Placement Agreement has been terminated pursuant to Section 9 thereof.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 11 hereof shall at all times be effective notwithstanding such termination.

7.                                      Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)                                  if to the Company, to:

Sangamo BioSciences, Inc.

501 Canal Boulevard, Suite A100

Richmond, CA 94804

Attention: Greg S. Zante

Facsimile: (510) 236-8951

with copies to:

Morgan, Lewis & Bockius LLP

One Market Street

San Francisco, CA 94105

Attention:  John Larson, Esq.

Facsimile: (415) 442-1001

(b)                                 if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

8.                                      Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

9.                                      Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

10.                               Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

11.                               Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

12.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement.

13.                               Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement, shall constitute written confirmation of the Company’s sale of Shares to such Investor.

13

Exhibit A

SANGAMO BIOSCIENCES, INC.

INVESTOR QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate. If none given, the name on the signature page will be used:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

Schedule I

Subsidiaries of the Company

Name	Percent Owned	Jurisdiction of Incorporation

Gendaq Limited	100%	United Kingdom